SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ---------------------


                                    FORM 8-K

                                 Current Report

                                --------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           -----------------------


     Date of Report (Date of earliest event reported): September 15, 1997

                           ------------------------


                           SOS Staffing Services, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)




            Utah                      0-26094                     87-0295503
-----------------------------   ---------------------       --------------------
(State or other jurisdiction    (Commission File No.)           (IRS Employer
    of incorporation)                                        Identification No.)




                             1415 South Main Street
                          Salt Lake City, Utah 84115
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)




                                (801) 484-4400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Item 2.     Acquisition or Disposition of Assets                            3
            ------------------------------------

Item 7.     Financial Statements and Exhibits                               3
            ---------------------------------

SIGNATURES                                                                  4

Item 2. Acquisition or Disposition of Assets,

      Pursuant to an agreement entered into on September 15, 1997 to be effective September 28, 1997, SOS Staffing Services, Inc. (the "Company")
completed the acquisition of certain assets and substantially all of the business operations of JesCo Technical Services, Inc. ("JesCo"). JesCo is engaged in providing technical services (including outsourcing, project management, and consulting) in the information technology field to businesses in the Orange County, California and Seattle, Washington areas. The assets purchased from JesCo consist principally of office furniture and equipment, customer lists, employee lists, and goodwill used in JesCo's information technology staffing business.

      The purchase price was approximately $5.0 million in cash plus future earnouts not to exceed an additional $7.0 million based on profitability. In connection with the purchase, the Company assumed real property leases, certain contracts, and entered into noncompetition agreements with previous owners. The purchase price for the assets and business was determined in arms'-length negotiations conducted by principals of the Company and representatives of JesCo. There was no material relationship between the owners of JesCo and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

Item 7. Financial Statements and Exhibits

      (a)   Financial statements of business acquired
              Not applicable

      (b)   Pro forma financial information
              Not applicable

      (c)   Exhibits

            2.1  Acquisition  agreement
            99.1 Press Release dated  September 15, 1997

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereto duly authorized.




                                    SOS STAFING SERVICES, INC.


                                    \S\  Gary B. Crook
                                    ---------------------------------------
                                    Gary B. Crook
                                    Vice President, Chief Financial Officer
                                     and Treasurer


Date: September 17, 1997